Exhibit 10.9(e)
INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

DAL-PA-04696-LA-1705310R3

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    Special Matters

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement DAL-PA-04696-LA-1705310R2.
1.    [***]
1.1    [***]
1.2    [***]
1.3    [***]
1.4    [***]
2.    [***]
3.    [***]
4.    [***]
5.    Assignment.
Unless otherwise noted herein, the credit memoranda, payment schedules and other business considerations described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing except as expressly permitted under Section 10.1.1 and 10.1.3 of the Purchase Agreement.
DAL-PA-04696-LA-1705310R3
Special Matters    Page 1    SA-4

6.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

DAL-PA-04696-LA-1705310R3
Special Matters    Page 2    SA-4

ACCEPTED AND AGREED TO this

Date:	December 29, 2025

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-04696-LA-1705310R3
Special Matters    Page 3    SA-4

[***]
DAL-PA-04696-LA-1705310R3
Special Matters    Page 4    SA-4

Table 1-A To Purchase Agreement No. PA-04696-LA-1705310R3 [***]

[***]

DAL-PA-04696 118432-1F.txt	Boeing Proprietary	Page 1

DAL-PA-04696-LA-2101205R4

Delta Air Lines, Inc.
Department 923
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-04696 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. This Letter Agreement cancels and supersedes in its entirety DAL-PA-04696-LA-2101205R3.
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    [***]
7.    [***]
8.    [***]
9.    [***]
10.    [***]
11.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft (and the [***], as applicable) and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Articles 10.1.1 and 10.1.3 of the Purchase Agreement.

DAL-PA-04696-LA-2101205R3
[***]    Page 1
    SA-4

12.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	December 29, 2025

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-04696-LA-2101205R4
[***]    Page 2
    SA-4